UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2004

BANK OF COMMERCE HOLDINGS

(Exact Name of Registrant as Specified in Charter)

California	0-25135	94-2823865

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 Churn Creek Road Redding, California	96002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 224-3333

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.   Other Events

On September 21, 2004 at a regularly schedule Board of Directors meeting, the Directors of Bank of Commerce Holdings’ unanimously passed a resolution to declare a $0.23 cent per share cash dividend for shareholders of record as of October 1, 2004 payable on October 22, 2004.

The NASDAQ National Market was notified via fax on the date the declaration took place followed by the official notification form.

Mellon Investor Services will handle the issuance of the dividend
Mellon Investor Services
235 Montgomery Street, 23rd Floor
San Francisco, California 94104
(800) 356-2017

Section 9 — Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits.

99.1   Bank of Commerce press release dated September 22, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 24, 2004	/s/ Linda J. Miles

By: Linda J. Miles Executive Vice President & Chief Financial Officer

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